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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of

                          The Securities Act of 1934



         Date of Report (Date of earliest event reported) July 1, 1998

                        United Financial Mortgage Corp.
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             (Exact name of registrant as specified in its charter)


Illinois                      333-27037                      36-3440533
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(State or other      (Commission File Number)             (I.R.S. Employer
 jurisdiction                                              Identification No.)
 of incorporation)

           600 Enterprise Drive, Suite 206 Oak Park, Illinois       60054
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                (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code (630) 571-7222


                                Not Applicable
                                --------------

         (Former name or former address, if changed since last report)

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Item 5.  Other Events.


News releases of the registrant dated July 1, 1998 and July 6, 1998, and attached hereto respectively as Exhibit A and Exhibit B.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the hereunto duly authorized.


                                      United Financial Mortgage Corp.

                                      /s/ Robert S. Luce
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July 7, 1998                          Robert S. Luce, Secretary